MERRILL LYNCH EMERGING TIGERS FUND, INC.

                   Supplement dated September 15, 1998 to the
                         Prospectus dated March 2, 1998


         The section entitled "RISK FACTORS AND SPECIAL CONSIDERATIONS - RESTRICTIONS ON FOREIGN INVESTMENTS" is amended by the addition of the following language after the third paragraph of that section on page 15:

         Malaysia recently imposed currency controls that may limit the Fund's ability to repatriate proceeds of Malaysian investments. The precise nature of some of the pending restrictions is currently unclear. It is also possible that Malaysia will impose additional restrictions or that certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. The Fund's investments in Malaysia together with any investments it might make in illiquid securities may not be available to meet redemptions. As of September 11, 1998 the portion of the Fund's net assets invested in Malaysia is approximately 15%. Depending on a variety of financial factors, the percentage of the Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased.

Code #17034-0398ALL